EXHIBIT 10.25

                                                AMENDMENT NO. 1 TO
                                                 THIRD AMENDED AND
                                             RESTATED CREDIT AGREEMENT
                                           Dates as of December 31, 1997

         THIS AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") is made as of this
31st day of July, 1998 by and among SOUTH CENTRAL POOL SUPPLY, INC., a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders") and LASALLE NATIONAL BANK, in its individual capacity as a Lender and in its capacity as agent ("Agent") under that certain Third Amended and
Restated Credit Agreement dated as of December 31, 1997 by and among the Borrower, the Lenders and the Agent (the
"Credit Agreement").  Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                                    WITNESSETH

         WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

         WHEREAS, the Borrower has requested the Agent and the Lenders to amend the Credit Agreement to permit
SCP (UK) Limited, a private limited company formed under the laws of England and Wales and a wholly-owned subsidiary of the Borrower ("SCP (UK)"), to consummate the acquisition (the "Acquisition") of all of the issued and outstanding shares of Nor-Cal Limited, a private limited company formed under the laws of England and Wales
("Nor-Cal") and to consent to the Acquisition;

         WHEREAS, the Borrower, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and conditions hereinafter set forth and to consent to the Acquisition.

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent have agreed to the following amendments to the Credit Agreement.

         1.       Amendment to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement is amended as follows:

         1.1      Section 1.1 of the Credit Agreement is hereby amended (i) to delete the phrase "and (h)" now appearing in the definition of "Collateral Documents" and to substitute the following therefor: ",(h) the Share Charge, and
(i)"; and (ii) to insert the following definitions in alphabetical order:

         "Amendment No. 1 Effective Date" means August 3, 1998.

         "Domestic Incorporated Subsidiary" means a Subsidiary of the Borrower organized under the laws of a jurisdiction located in the United States of America.

         "Foreign Incorporated Subsidiary" means a Subsidiary of the Borrower which is not a Domestic
         Incorporated Subsidiary.

         "Nor-Cal" means Nor-Cal Limited, a private limited company formed under the laws of England and Wales, together with its successors and assigns.

         "Nor-Cal Acquisition" means the Acquisition by SCP (UK) of all of the issued and outstanding Capital
         Stock of Nor-Cal on the terms and conditions set forth in the Nor-Cal Acquisition Agreement.

         "Nor-Cal Acquisition Agreement" means that certain Share Purchase Agreement, dated as of the Amendment
         No. 1 Effective Date, by and among the Borrower, Robert W. Trusson, David Mathers, and Joan Renee
         Trusson.

         "SCP (UK)" means SCP (UK) Limited, a private limited company formed under the laws of England and Wales, together with its successors and assigns.

         "Share Charge" means that certain Charge Over Shares, dated as of the Amendment No. 1 Effective Date, executed by the Borrower in favor of the Agent for the benefit of itself and the Holders of Secured
         Obligations pursuant to which the Borrower has pledged sixty-five percent (65%) of the Capital Stock of
         SCP (UK) as additional security for the Secured Obligations, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         1.2.      Section 1.2 of the Credit Agreement is hereby amended to delete the phrase "other than Alliance" now appearing therein, and to substitute the following therefor:  "other than the Subsidiaries of the Borrower identified on Schedule 5.8".

         1.3.      The fourth sentence of Section 5.8 of the Credit Agreement is hereby deleted in its entirety, and the following is substituted therefor:  "Except as set forth on Schedule 5.8, the Borrower has no Subsidiaries."

         1.4.     Article V of the Credit Agreement is hereby amended to insert the following new section at the end thereof:

         5.23     The Nor-Cal Acquisition.  As of the Amendment No. 1 Effective Date, the Nor-Cal Acquisition has been consummated pursuant to the Nor-Cal Acquisition Agreement, no material breach, default or waiver of any term or condition of the Nor-Cal Acquisition Agreement by SCP (UK) or, to the best of the Borrower's knowledge, the other parties thereto has occurred, and SCP (UK) has obtained good and marketable title to the "Shares" (as defined in the Nor-Cal Acquisition Agreement) free and clear of any Liens other than
         Liens permitted under this Agreement.

         1.5.     Section 6.3(A)(ii)(f) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

         "(f)     Indebtedness arising from intercompany loans from the Borrower to any Subsidiary, or from any
         Subsidiary to the Borrower or any other Subsidiary; provided, that the aggregate outstanding principal amount of all such intercompany loans from the Borrower or any Domestic Incorporated Subsidiary to any
         Foreign Incorporated Subsidiary made after the Amendment No. 1 Effective Date, together with all
         Investments permitted under Section 6.3(D)(v), shall not exceed $3,000,000 at any time."

         1.6       Section 6.3(D) of the Credit Agreement is hereby amended (x) to insert a new subsection (v) as follows:

         "(v)     Investments by the Borrower or any Subsidiary in any Foreign Incorporated Subsidiary,
         including, without limitation, intercompany loans to any Foreign Incorporated Subsidiary permitted by
         Section 6.3(A)(ii)(f); provided, that the aggregate amount of all Investments by the Borrower or any
         Domestic Incorporated Subsidiary in Foreign Incorporated Subsidiaries made after the Amendment No. 1
         Effective Date, together with all intercompany loans from the Borrower or any Domestic Incorporated
         Subsidiary to any Foreign Incorporated Subsidiary permitted under Section 6.3(A)(ii)(f), shall not exceed $3,000,000 at any time;"

; and (y) to renumber subsections (v) and (vi) as subsection (vi) and (vii), respectively.

         1.7       Section 6.3(G) of the Credit Agreement is hereby amended to insert the phrase "other than the
Subsidiaries identified on Schedule 5.8" immediately after the phrase "acquire any Subsidiary" now appearing in the fourth sentence thereof.

         1.8       Section 6.3(T) of the Credit Agreement is hereby amended to insert the phrase ", the Nor-Cal Acquisition
Agreement" immediately after the phrase "BHD Acquisition Agreement" now appearing therein.

         1.9       Schedule 5.8 is hereby amended and restated in the form of Exhibit B attached hereto.

         2.       Conditions of Effectiveness.       This Amendment shall not become effective unless the Agent shall have received the following on or before August 4, 1998:

         (a)      duly executed originals of this Amendment from each of the Borrower, the Agent and the Required Lenders;

         (b)      duly executed originals of the Share Charge from the Borrower;

         (c)      an executed copy of the Nor-Cal Acquisition Agreement;

         (d)      an executed copy of the reaffirmation from Alliance in the form attached hereto as Exhibit A; and

         (e)      a certificate executed by an Authorized Officer of the Borrower certifying compliance with the requirements of Section 6.3(G)(1), (2) and (3), together with all deliveries required in connection therewith.

         3.       Representations and Warranties of the Borrower.        The Borrower hereby represents and
warrants as follows:

         (a)      This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

         (b)      Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement and the other Loan Documents to the extent the same are not amended hereby, agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of the Amendment.

         (c)      No Default or Unmatured Default has occurred and is continuing or would result from the execution of this amendment or the transactions contemplated hereby.

         4.       Reference to the Effect on the Credit Agreement.

         (a)      Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit
                  Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

         (b)      Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

         (c)      The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power of remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

         5.       GOVERNING LAW.    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
INTERNAL LAWS (INCLDUING 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAW
PROVISIONS) OF THE STATE OF ILLINOIS.

         6.       Headings.         Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of the Amendment for any other purpose.

         7.       Counterparts.     This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  This Amendment may be executed by facsimile and a facsimile transmission of a signature to the Agent or the Agent's counsel shall be effective as though an original signature had been so delivered.

         8.       No Strict Construction.   The parties have participated jointly in the negotiation and drafting of this Amendment and the Credit Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Amendment and the Credit Agreement as hereby amended shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment or the Credit Agreement.

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                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                            SOUTH CENTRAL POOL SUPPLY, INC.

                                            By: /S/
                                            Title:

                                            LASALLE NATIONAL BANK, as Agent and as a Lender

                                            By: /S/
                                            Title:

                                            THE FIRST NATIONAL BANK OF CHICAGO, as a Lender

                                            By: /S/
                                            Title:

                                            HIBERNIA NATIONAL BANK, as a Lender

                                            By: /S/
                                            Title: